Enercom Oil and Gas Conference Enercom Oil and Gas Conference August 18, 2014 August 18, 2014 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
NYSE: HNR www.harvestnr.com
2
Cautionary Statements:
Certain statements in this presentation are forward-looking and are based upon
Harvest’s
current belief as to the outcome and timing of future events.  All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production,
Harvest’s
outlook on oil and gas prices,
estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the
“safe
harbor”
provisions of the Private Securities
Litigation Reform Act of 1995.  Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements.  Harvest undertakes no obligation to publicly update or revise any forward-looking statements.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company.  Investors are urged to consider closely the disclosure in our 2013 Annual
Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest
About Harvest
NYSE: HNR www.harvestnr.com
3
Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 202  MM
Enterprise Value * $ 194  MM
Cash (06/30/2014) $  8.1  MM
Debt  (06/30/2014) $     0  MM
Shares Outstanding 42.1  MM
Institutional Ownership 71.5%
*
As of August 14, 2014

Highlights
Highlights
NYSE: HNR www.harvestnr.com
4
Venezuela continues strong production growth
Up 11% in 2013
2Q 2014 production 45,073 bopd, up 13% vs. 2013 average
Venezuela sale pending government approval
Estimated $220 million net proceeds after tax and other costs
Gabon valuation improving based on success
“2 for 2” Harvest exploration discoveries in 2011 and 2013
Exclusive Exploitation Authorization received
3
rd
party Contingent Resources Report confirms discovered volumes
Acquired new 3D seismic on outer third of block
New 3D confirms the large structures seen on 2D
Exit from Indonesia and China blocks

HARVEST

PETRODELTA PROPERTIES
OIL FIELDS
PROSPECTS
PRODUCTION PLANT
PIPELINES
Tucupita
El Salto
Temblador
Uracoa
Bombal
Jobo
Pilon
Isleño
Morichal
Orinoco Heavy
Oil Belt
VENEZUELA
COLOMBIA
BRAZIL

Venezuela –
Venezuela –
Petrodelta
Petrodelta
NYSE: HNR www.harvestnr.com
5
20.4% Equity Interest in Petrodelta
Six fields, 9.9 billion barrels of gross
oil-in-place
Growth underway
Average 45,073 bopd in 2Q 2014
Successful development program
ongoing in Temblador, Isleño and
El Salto
Six drilling rigs operating
El Salto – 23,000 bopd
Temblador – 10,000 bopd
Isleño – 3,500 bopd
Sale of entire interest progressing
Sold 11.6% interest in Dec 2013 for
$125 million
Pending close of sale of remaining
20.4% interest for $275 million
Net proceeds after tax and closing
costs estimated $220 million
Subject only to Venezuela
government approval
2010 2011 2012 2013
8.9 11.8
South Monagas Unit (SMU): Uracoa, Tucupita, Bombal
13.5
50.0 38.4 20.7
103.6 103.8 100.2 62.2
220.6 210.5 204.6 125.1
15.0
43.3
Production (MMBOE, Gross)
Proved Reserves (MMBOE, net to Harvest)
2P Reserves (MMBOE, net to Harvest)
3P Reserves (MMBOE, net to Harvest)
New Fields:
El Salto, Temblador, Isleño
Total Area Petrodelta’s Fields: 1000.03 Km²

HARVEST

Dussafu 3D 1994
Outboard 3D 2013
20 m
50 m
100 m
200 m
500 m
1000 m
0
10
20 Kilometers
Gabon
Congo
Atlantic Ocean
Congo (DR)
Angola

Gabon –
Gabon –
Dussafu Block
Dussafu Block
NYSE: HNR www.harvestnr.com
6
680,000 acre PSC, Offshore Gabon
Harvest 66.667% operated interest
3
rd
Exploration Period
Extends to May 27, 2016
Work commitments fulfilled
Key Harvest Activities
Discovered Ruche (2011) and Tortue
(2013)
Contingent Resources Report (2014)
Development of the four oil discoveries
Declaration of Commerciality by partners
in March 2014
Exclusive Exploitation Authorization
(EEA) received July 17, 2014
850.5 sq km (~ 210,160 acres)
Outboard 3D Seismic in 2013
Improves imaging over current
discoveries
Confirms the large Dentale structures
seen on 2D
Improved imaging of new targets below
the Dentale
Raw PSDM expected Sep 2014
Yombo
Etame
M’Bya
GABON
Moubenga
Ruche
Tortue
Walt Whitman
HNR DUSSAFU BLOCK
GAMBA PROSPECTS
GAMBA LEADS
DENTALE LEADS
OIL FIELDS
GAS DISCOVERY
GMC-1X
RUCHE EEA

Ruche and Tortue Main Pay Zones
Ruche and Tortue Main Pay Zones
NYSE: HNR www.harvestnr.com
7
Ruche Gamba Sand Structure Map
DRM1 ST1
DRM1 ST2
DRM1
Oil/Water Contact
2 km
Tortue Dentale 6 Sand Structure Map
DTM 1 ST1
DTM 1
Oil/Water Contact
2 km
Ruche main pay zone is the Gamba sand, with
additional pay in stacked Dentale sands
Tortue main pay is Dentale 6 sand, with
additional pay in Gamba sand and Dentale
sands 2 through 5

Cluster Development of Oil Discoveries
Cluster Development of Oil Discoveries
NYSE: HNR www.harvestnr.com
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Contingent Resources Report
1C:  17.0 mmbo gross
2C:  36.3 mmbo gross
3C:  70.6 mmbo gross
Work-In-Progress
FEED for facilities/equipment
FPSO selection
Well completion design
Logistics planning
First production by 2H 2016
First oil 21 months after project sanction
Project sanction expected at year-end
Drilling commences first half of 2015
FPSO installed 2Q 2016
Continued development of nearby
structures
Contingent Resources Report prepared by Gaffney, Cline & Associates  with an effective date of December 31, 2013 based on the development plan provided by Harvest in November 2013 using
SPE/PMRS guidelines. The report concludes that the potentially recoverable volumes are classified as Contingent Resources pending a Declaration of Commerciality and government approval of the
Field Development Plan.
Ruche EEA
Layout for sub-sea tiebacks to FPSO at Ruche
Walt Whitman
GAMBA PROSPECTS
GAMBA LEADS
DENTALE LEADS
OIL FIELDS
Moubenga
Ruche
31.5 km
Tortue

HARVEST

MOUM-1
MOUM-2
BOUM-1
UNM-1
WWM-1
DRM-1ST2
DUSM-1
MYM-1
DTM-1
DTM-1ST1
TCBM-1
Limit of 1994 3D

Dussafu Gamba Oil Resources
Dussafu Gamba Oil Resources
NYSE: HNR www.harvestnr.com
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Tortue
Ruche
Walt Whitman
Ruche EEA
Gamba Oil
Reservoir
Gamba Prospect
Gamba Lead
Gamba Sand the historical
main objective
Immediately below salt
Very continuous
High quality
Low-risk undrilled structures
New seismic improving imaging
Similar in size to Ruche and
Tortue discoveries
Future expansion opportunity
Close to discoveries
Short cycle time to production
Low-cost
Gamba only the “first act”
Dentale potential coming into
focus
Deeper “syn-rift” tilted fault
blocks now recognized on 3D
0             2 KM

Ruche & Tortue
Walt Whitman
2013 Outboard 3D
Reprocessed 1994 3D
Outboard
Salt
Gamba
Dentale

Outboard of the Harvest-discovered Tortue and Ruche fields, the transition to a thickened Dentale section with larger folds allows for potential prospect sizes in the hundreds of millions of barrels.

New Plays Confirmed by New 2013 3D New Plays Confirmed by New 2013 3D NYSE: HNR www.harvestnr.com 10 Structural Cross-section Across Dussafu Block Syn-rift Fault Blocks

2013 Outboard 3D –
2013 Outboard 3D –
Dip Line PSTM
Dip Line PSTM
NYSE: HNR www.harvestnr.com
11
10 km
Tortue/Ruche
1994 3D Coverage Limit
Prospectivity in Dentale folds and Syn-rift blocks
Dentale
Salt
Mobile Shale
Syn-rift
Fault Blocks

Dentale
Dentale
Lead
Lead
3
3
(3D
(3D
PSTM)
PSTM)
4km
NYSE: HNR
12
www.harvestnr.com
A
Geology
4-way closure
Stacked Dentale sands
Scale of target
Vertical closure of 130m over area of 12 km
2
P50 oil-in-place of 250 mmbo
About 4x Tortue Dentale 6 sand
Intra Dentale Structure
A
Salt
Dentale
Mobile Shale
Lead 3
Lead 1
Lead 2

HARVEST

GABON
M'Bya
Dussafu 3D 1994
RUCHE EEA
Walt Whitman
Ruche
Tortue
Outboard 3D 2013
0
10
20 Kilometers

200 m
500 m

Outboard Dentale Leads Based on 2D Aug 2013
Dussafu Outboard Leads From 2D
Dussafu Outboard Leads From 2D
NYSE: HNR www.harvestnr.com
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Large Dentale Structures on 2D
Close to Ruche and Tortue
150 – 700 meters water depth
30 – 200 million bbl oil (P50)
Large structures confirmed
Currently being mapped
P50-P10
Recoverable
MMBO
Tortue
20 km
Ruche
200-500
MMBO
110-250
MMBO
140-270
MMBO
50-100
MMBO
30-50
MMBO
60-140
MMBO
Prompted 3D Acquisition in 2013

NYSE: HNR www.harvestnr.com 14 Comparison of 2D and 3D Seismic Comparison of 2D and 3D Seismic 2D Seismic 1991 PSTM 3D Seismic 2013 PSTM

Geology
Fault-separated twin 4-way closures
Stacked Dentale sands
Scale of combined target
Vertical closure of 600m over area of 66 km
Combined P50 oil-in-place of 1.8 billion bbl
Dentale
Dentale
Outboard
Outboard
Leads
Leads
1
1
&
&
2
2
(3D
(3D
PSTM)
PSTM)
NYSE: HNR www.harvestnr.com
15
Lead 3
Lead 1
Lead 2
Salt
15 km
Lead 1 Lead 2
Mobile
Shale
Dentale
Lead 1
Lead 2
Intra Dentale Structure
2

www.harvestnr.com
Dentale Outboard Leads 1 & 2 (3D PSTM)
Dentale Outboard Leads 1 & 2 (3D PSTM)
16
Dip Lines
Lead 2
Lead 1
Salt
Dentale
Mobile Shale
Salt
Mobile Shale
Lead 3
Lead 1
Lead 2
8 km
8 km
Dentale
Lead 1
Lead 2
NYSE: HNR

Why Invest in Harvest?
Why Invest in Harvest?
NYSE: HNR www.harvestnr.com
17
Catalyst-Rich in Near Term and Beyond
Debt-free
Currently trading at less than the net proceeds expected
from the sale of Venezuela business
Gabon Dussafu block provides solid value and compelling
upside
Contingent resources confirmed
Exploitation Area approved covering 850.5 km
2
Development planning progressing toward project sanction
First production planned for second half 2016
New 3D confirms the larger Dentale structures outboard and
new play in the syn-rift tilted fault blocks